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                                                                 EXHIBIT (10)(e)

            SERVICE REQUEST



                   PLATINUM
---------------------------
           INVESTOR(SM) III
---------------------------
      AMERICAN GENERAL LIFE

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PLATINUM INVESTOR III -- FIXED OPTION                           MFS Variable Insurance Trust
                                                                ----------------------------
 . Division 301 - AGL Declared Fixed Interest Account
                                                                . Division 284 - MFS Capital Opportunities
PLATINUM INVESTOR III -- VARIABLE DIVISIONS
AIM Variable Insurance Funds                                    . Division 282 - MFS Emerging Growth
----------------------------
                                                                . Division 285 - MFS New Discovery
 . Division 260 - AIM V.I. International Equity
                                                                . Division 283 - MFS Research
 . Division 261 - AIM V.I. Value
                                                                Neuberger Berman Advisers Management Trust
American Century Variable Portfolios. Inc.                      ------------------------------------------
------------------------------------------
                                                                . Division 286 - Mid-Cap Growth
 . Division 262 - VP Value
                                                                PIMCO Variable Insurance Trust
Ayco Series Trust                                               ------------------------------
-----------------
                                                                . Division 288 - PIMCO Real Return Bond
 . Division 270 - Ayco Growth
                                                                . Division 287 - PIMCO Short-Term Bond
Credit Suisse Warburg Pincus Trust
----------------------------------                              . Division 289 - PIMCO Total Return Bond

 . Division 300 - Small Company Growth                           Putnam Variable Trust
                                                                ---------------------
Dreyfus Investment Portfolios
-----------------------------                                   . Division 290 - Putnam VT Diversified Income

 . Division 273 - MidCap Stock                                   . Division 291 - Putnam VT Growth and Income

Dreyfus Variable Investment Fund                                . Division 292 - Putnam VT Int'l Growth and Income
--------------------------------
                                                                SAFECO Resource Series Trust
 . Division 271 - Quality Bond                                   ----------------------------

 . Division 272 - Small Cap                                      . Division 293 - Equity

Fidelity Variable Insurance Products Fund                       . Division 294 - Growth Opportunities
-----------------------------------------
                                                                The Universal Institutional Funds, Inc.
 . Division 277 - VIP Asset Manager                              ---------------------------------------

 . Division 276 - VIP Contrafund                                 . Division 295 - Equity Growth

 . Division 274 - VIP Equity-Income                              . Division 296 - High Yield

 . Division 275 - VIP Growth                                     VALIC Company I
                                                                ---------------
Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------            . Division 263 - International Equities

 . Division 302 - Franklin U.S. Government                       . Division 264 - Mid Cap Index

 . Division 303 - Mutual Shares Securities                       . Division 265 - Money Market I

 . Division 304 - Templeton International Securities             . Division 266 - Nasdaq-100 Index

Janus Aspen Series                                              . Division 269 - Science & Technology
-----------------------------------
                                                                . Division 268 - Small Cap Index
 . Division 280 - Aggressive Growth
                                                                . Division 267 - Stock Index
 . Division 278 - International Growth
                                                                Vanguard Variable Insurance Fund
 . Division 279 - Worldwide Growth                               -------------------------------

J.P. Morgan Series Trust II                                     . Division 297 - High Yield Bond
---------------------------
                                                                . Division 298 - REIT Index
 . Division 281 - J.P. Morgan Small Company
                                                                Van Kampen Life Investment Trust
                                                                --------------------------------

                                                                . Division 299 - Strategic Stock

AGLC0223 REV 0901
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 Complete and return this request to:        American General Life Insurance Company ("AGL")                AMERICAN
  Variable Universal Life Operations              Member American General Financial Group                       GENERAL
 PO Box 4880 Houston, TX 77210-4880                         Houston, Texas                                     FINANCIAL GROUP
  (888) 325-9315 or (713) 831-3443
        Fax: (877) 445-3098
Hearing Impaired/TDD: (888) 436-5258           VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED:_____________________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION FOR     | Primary Owner (if other than an insured):_______________________________
        ALL REQUESTS.             | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No.or Tax I.D. No.______________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Insured    Owner   Payor   Beneficiary
       CHANGE                     |
                                  | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
Complete this section if the name | __________________________________________________    __________________________________________
of one of the Contingent Insureds,|
 Owner, Payor or Beneficiary has  | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
 changed. (Please note, this does |
    not change the Contingent     |
    Insureds, Owner, Payor or     |
    Beneficiary designation.)     |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION              PREM %  DED %
       ALLOCATION                 |
       PERCENTAGES                | AIM VARIABLE INSURANCE FUNDS                     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                  | (260) AIM V.I. International Equity _____ _____  (286) Mid-Cap Growth               _____ _____
  Use this section to indicate    | (261) AIM V.I. Value                _____ _____
     how premiums or monthly      |                                                  PIMCO VARIABLE INSURANCE TRUST
 deductions are to be allocated.  | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       (288) PIMCO Real Return Bond       _____ _____
 Total allocation in each column  | (262) VP Value                      _____ _____  (287) PIMCO Short-Term Bond        _____ _____
     must equal 100%; whole       |                                                  (289) PIMCO Total Return Bond      _____ _____
         numbers only.            | AYCO SERIES TRUST
                                  | (270) Ayco Growth                   _____ _____  PUTNAM VARIABLE TRUST
                                  |                                                  (290) Putnam VT Diversified Income _____ _____
                                  | CREDIT SUISSE WARBURG PINCUS TRUST               (291) Putnam VT Growth and Income  _____ _____
                                  | (300) Small Company Growth          _____ _____  (292) Putnam VT Int'l Growth and
                                  |                                                          Income                     _____ _____
                                  | DREYFUS INVESTMENT PORTFOLIOS
                                  | (273) MidCap Stock                  _____ _____  SAFECO RESOURCE SERIES TRUST
                                  |                                                  (293) Equity                       _____ _____
                                  | DREYFUS VARIABLE INVESTMENT FUND                 (294) Growth Opportunities         _____ _____
                                  | (271) Quality Bond                  _____ _____
                                  | (272) Small Cap                     _____ _____  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  |                                                  (295) Equity Growth                _____ _____
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        (296) High Yield                   _____ _____
                                  | (277) VIP Asset Manager             _____ _____
                                  | (276) VIP Contrafund                _____ _____  VALIC COMPANY I
                                  | (274) VIP Equity-Income             _____ _____  (263) International Equities       _____ _____
                                  | (275) VIP Growth                    _____ _____  (264) Mid Cap Index                _____ _____
                                  |                                                  (265) Money Market I               _____ _____
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (266) Nasdaq-100 Index             _____ _____
                                  |  PRODUCTS TRUST                                  (269) Science & Technology         _____ _____
                                  | (302) Franklin U.S. Government      _____ _____  (268) Small Cap Index              _____ _____
                                  | (303) Mutual Shares Securities      _____ _____  (267) Stock Index                  _____ _____
                                  | (304) Templeton International       _____ _____
                                  |       Securities                                 VANGUARD VARIABLE INSURANCE FUND
                                  |                                                  (297) High Yield Bond              _____ _____
                                  | JANUS ASPEN SERIES                               (298) REIT Index                   _____ _____
                                  | (280) Aggressive Growth             _____ _____
                                  | (278) International Growth          _____ _____  VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (279) Worldwide Growth              _____ _____  (299) Strategic Stock              _____ _____
                                  |
                                  | J.P. MORGAN SERIES TRUST II                      OTHER:_______________________      _____ _____
                                  | (281) J.P. Morgan Small Company     _____ _____  (301) AGL Declared Fixed Interest
                                  |                                                        Account                      _____ _____
                                  | MFS VARIABLE INSURANCE TRUST                                                        100%  100%
                                  | (284) MFS Capital Opportunities     _____ _____
                                  | (282) MFS Emerging Growth           _____ _____
                                  | (285) MFS New Discovery             _____ _____
                                  | (283) MFS Research                  _____ _____
                                  |
                                  |
                                  |
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AGLCO223 REV 1101                                              PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  | Bank Draft Authorization Form and "Void"  Check)
 billing frequency and/or method  |
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | DESIGNATE the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum) taken from the Money Market I Division and transferred
accumulation value) An amount may | to the following Divisions:
be deducted periodically from the |
Money Market I Division and placed| AIM VARIABLE INSURANCE FUNDS                    MFS VARIABLE INSURANCE TRUST
 in one or more of the Divisions  | (260) AIM V.I. International Equity  $________  (284) MFS Capital Opportunities      $________
 listed. The AGL Declared Fixed   | (261) AIM V.I. Value                 $________  (282) MFS Emerging Growth            $________
Interest Account is not available |                                                 (285) MFS New Discovery              $________
for Dollar Cost Averaging. Please | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      (283) MFS Research                   $________
refer to the prospectus for more  | (262) VP Value                       $________
 information on the Dollar Cost   |                                                 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Averaging Option. Note: Automatic | AYCO SERIES TRUST                               (286) Mid-Cap Growth                   $________
 Rebalancing is not available if  | (270) Ayco Growth                    $________
the Dollar Cost Averaging Option  |                                                 PIMCO VARIABLE INSURANCE TRUST
          is chosen.              | CREDIT SUISSE WARBURG PINCUS TRUST              (288) PIMCO Real Return Bond           $________
                                  | (300) Small Company Growth           $________  (287) PIMCO Short-Term Bond            $________
                                  |                                                 (289) PIMCO Total Return Bond          $________
                                  | DREYFUS INVESTMENT PORTFOLIOS
                                  | (273) Midcap Stock                   $________  PUTNAM VARIABLE TRUST
                                  |                                                 (290) Putnam VT Diversified Income     $________
                                  | DREYFUS VARIABLE INVESTMENT FUND                (291) Putnam VT Growth and Income      $________
                                  | (271) Quality Bond                   $________  (292) Putnam VT Int'l Growth and
                                  | (272) Small Cap                      $________        Income                           $________
                                  |
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND       SAFECO RESOURCE SERIES TRUST
                                  | (277) VIP Asset Manager              $________  (293) Equity                           $________
                                  | (276) VIP Contrafund                 $________  (294) Growth Opportunities             $________
                                  | (274) VIP Equity-Income              $________
                                  | (275) VIP Growth                     $________  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  |                                                 (295) Equity Growth                    $________
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE           (296) High Yield                       $________
                                  |  PRODUCTS TRUST
                                  | (302) Franklin U.S. Government       $________  VALIC COMPANY I
                                  | (303) Mutual Shares Securities       $________  (263) International Equities           $________
                                  | (304) Templeton International                   (264) Mid Cap Index                    $________
                                  |        Securities                    $________  (266) Nasdaq-100 Index                 $________
                                  |                                                 (269) Science & Technology             $________
                                  | JANUS ASPEN SERIES                              (268) Small Cap Index                  $________
                                  | (280) Aggressive Growth              $________  (267) Stock Index                      $________
                                  | (278) International Growth           $________
                                  | (279) Worldwide Growth               $________  VANGUARD VARIABLE INSURANCE FUND
                                  |                                                 (297) High Yield Bond                  $________
                                  | J.P MORGAN SERIES TRUST II                      (298) REIT Index                       $________
                                  | (281) J.P Morgan Small Company       $________
                                  |                                                 VAN KAMPEN LIFE INVESTMENT TRUST
                                  |                                                 (299) Strategic Stock                  $________
                                  |                                                 Other: _____________________________   $________
                                  | _____ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION
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AGLC0223 REV 1101                                              PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (Division Name or Number)                        (Division Name or Number)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
  Note: Dollar Cost Averaging is  | _______% : ___________________________________     _______%  : ________________________________
  not available if the Automatic  | _______% : ___________________________________     _______%  : ________________________________
   Rebalancing Option is chosen.  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
applying for or revoking current  | Initial the designation you prefer:
     telephone privileges.        |
                                  | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. |
 Use this section to correct the  | Name of Insured for whom this correction is submitted:__________________________________________
 age of any person covered under  |
this policy. Proof of the correct |
date of birth must accompany this | Correct DOB: _________/____________ /_____________
            request.              |
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 [_]  TRANSFER OF             10. |                                     (Division Name or Number)         (Division Name or Number)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
  move money between divisions.   | Transfer $_______ or _______% from ____________________________ to _____________________________
 The minimum amount for transfers |
 is $500.00. Withdrawals from the | Transfer $_______ or _______% from ____________________________ to _____________________________
   AGL Declared Fixed Interest    |
 Account to a Variable Division   | Transfer $_______ or _______% from ____________________________ to _____________________________
 may only be made within the 60   |
      days after a contract       | Transfer $_______ or _______% from ____________________________ to _____________________________
    anniversary. See transfer     |
     limitations outlined in      | Transfer $_______ or _______% from ____________________________ to _____________________________
 prospectus. If a transfer causes |
 the balance in any division to   | Transfer $_______ or _______% from ____________________________ to _____________________________
  drop below $500, AGL reserves   |
      the right to transfer       | Transfer $_______ or _______% from ____________________________ to _____________________________
 the remaining balance. Amounts   |
    to be transferred should be   | Transfer $_______ or _______% from ____________________________ to _____________________________
indicated in dollar or percentage |
    amounts, maintaining          | Transfer $_______ or _______% from ____________________________ to _____________________________
   consistency throughout.        |
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AGLC0223 REV1101                                                    PAGE 4 OF 5
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 [_]  REQUEST FOR             11. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
                                  |
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the Declared Fixed
these two options please refer to | Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
                                  | apply. Withholding of state income tax may also be required by your state of residence. You may
Complete this section if you have | elect not to have withholding apply by checking the appropriate box below. If you elect not to
 applied for a partial surrender  | have withholding apply to your distribution or if you do not have enough income tax withheld,
        in Section 11.            | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).
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 [_]  AFFIRMATION/            13. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
                                  | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
   Complete this section for      |
         ALL requests.            | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |-------------------------------------------------------------------------------------------------
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         CITY, STATE
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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AGLCO223 REV 1101                                              PAGE 5 OF 5
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